W. Bruce Turner
                       President & Chief Executive Officer

                                 Jaymin B. Patel
                 Senior Vice President & Chief Financial Officer
                      Fiscal Year 2004 - Fourth Quarter and
                       Full Year Earnings Conference Call

                                 April 15, 2004
                                    8:30 AM

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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call
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Safe Harbor Act. . .

o Comments made during this presentation may contain forward-looking statements, including, without limitation, statements relating to the future operations and financial performance of the Company and the Company's future strategies. Such forward-looking statements reflect management's assessment based on information currently available, but are not guarantees and are subject to risks and uncertainties, which would cause the results to differ materially from those contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth here and in the Company's filings with the SEC, including our Fiscal 2003 10K, as amended, and subsequent filings.



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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call
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Agenda. . .

o        W. Bruce Turner, Chief Executive Officer

         o  Welcome

         o  Q4 and FY'04 Performance Review

         o  Strategy Update

o        Jaymin B. Patel, Chief Financial Officer

         o  Review of Q4 and FY'04 Financial Results

         o  Updated Guidance for Fiscal Year 2005 and Q1


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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call

Key Financial Highlights. . .
FY'04* vs. FY'03

o    Total Revenue                        +7%   Record total revenue of $1.05B

     o    Service Revenues                +10%  Positive impact of acquisitions

o    Gross Profits                        +25%

     o    Service gross profits           +26%

o    Operating Income                     +27%

o    Net Income                           +29%

     o    Excluding one-time gain         +27%

o    Diluted Earnings Per Share           +17%  Record EPS of $2.84

     o    Excluding one-time gain         +15%  Excluding gain $2.79

o    Return on Invested Capital of ~23%         Excluding excess cash balances;
                                                One of the highest in the
                                                industry

*FY'04 reported results include the impact of the one-time gain



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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call

Cash Flow. . .
FY'04

Cash from Operations:                       $414M

Maintenance Capital:                        $254M

Recurring Free Cash Flow:                   $160M

Investing for Growth:                       $136M

o    $30M returned to shareholders in the form of dividends  (Residual Free Cash
     Flow: $24M)

Free cash flow represents reported cash from operations less reported net cash invested excluding the purchase of short-term investments

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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call
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Targets vs. Performance. . .

                              Prior Long-Term               FY'04
                                   Target                Performance
                              --------------------------------------------------
Service Revenue                 +5 - 6%                      +10%
Operating Income                +8 - 10%                     +27%
Net Income                      +8 - 10%                     +29%

   EPS up approximately 17% despite a nearly 12% increase in Weighted Average
                               Shares Outstanding


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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call
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Business Highlights. . .

o        Lottery

         o  Interlott

         o  New games

            - PowerBall in Tennessee

o        Commercial Services

         o  PolCard

         o  Expansion of PolCard

            - Prepaids launched December 2003
            - Bill payments scheduled to launch June 2004

o       Gaming Solutions

        o  Spielo - to be completed in May/June  2004

        o  VLT  Opportunities

           -  California, Illinois, Texas, and others


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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call

Leeward Islands Lottery Holding Company. . .

o LILHCo - a lottery operating company headquartered on the Caribbean islands of Antigua and St. Croix

o    Acquisition announced on April 5, 2004

     o  Purchase price of approximately $40 million

     o  Expected to close in mid-May

o    Customers

     o Barbados, Jamaica, Puerto Rico, Trinidad & Tobago, Antigua/Barbuda, Anguilla, St. Kitts/Nevis, St. Maarten/Saba/St. Eustatius, and Turks & Caicos

o        Financial Information

                                 Calendar 2003         GTECH FY'05
                                 ----------------------------------
         Gross Revenues          $22M - $24M           $20M - $25M

         Net Revenues            $5M - $6M             $6M - $8M



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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call
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Cash Flow. . .
FY'00 - FY'04

Cash from Operations:                       $1,575M

Maintenance Capital:                        $780M

Recurring Free Cash Flow:                   $795M

Investing for Growth:                       $260M

o    $432M returned to  shareholders  over five year period  (Residual Free Cash
     Flow: $535M)

Free cash flow represents reported cash from operations less reported net cash invested excluding the purchase of short-term investments


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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call
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Three to Five Year Growth Outlook. . .

                                 Base                          Management
FY'04 to FY'08                   Plan                             Plan
--------------                   ----                             ----
Revenue Growth                 7% - 8%                          12% - 15%

Operating Income               9% - 11%                         14% - 17%

Net Income/EPS                 10% - 12%                        15% - 18%


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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call
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Service Revenue Analysis. . .
Q4 FY'04 vs. FY'03

                                                   Commercial
                         U.S.     International    Svcs. &        GTECH
                       Lottery        Lottery      Other          Total
                      -----------------------------------------------------
                      $M   %(1)       $M %(1)      $M  %(1)      $M    %(1)

FY'03                 129.4          84.0          12.4          225.8

Same Store Sales        5.5 +4%       3.6 +4%       1.0 +8%       10.1 +5%

Net, All Other(2)       6.4 +5%      13.0 +16%      9.4 +76%      28.8 +12%

FY'04                 141.3 +9%     100.6 +20%     22.8 +84%     264.7 +17%

(1)  All percentage points are rounded to the nearest percent

(2) Reflects contract wins/losses, jackpot activity, contractual rate changes, foreign exchange changes, impact of acquisitions, and FY'04 53rd week



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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call
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Key Financial Highlights. . .
Q4 FY'04 vs. FY'03

o    Total Revenue                       +4%   Contract wins, same store sales,
                                               FY'04 53rd week

     o    Service Revenues              +17%

o    Gross Profit                       +15%

     o    Service Gross Profit          +26%   Margins of ~45%

o    Operating Income                   +21%

o    Net Income                         +14%

o    Diluted  Earnings Per Share       $0.72   Reflects impact of convertible
                                               bond of approximately 6.4M shares



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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call
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Service Revenue Analysis. . .
FY'04 vs. FY'03

                                                   Commercial
                         U.S.     International    Svcs. &        GTECH
                       Lottery        Lottery      Other          Total
                      -----------------------------------------------------
                      $M   %(1)       $M %(1)      $M  %(1)      $M    %(1)

FY'03                 492.6         323.6           52.7         868.9

Same Store Sales       18.2 +4%      28.3 +9%        4.8 +8%      51.3  +6%

Net, All Other(2)       8.9 +2%       9.0 +3%       19.4 +37%     37.3  +4%

FY'04                 519.7 +6%     360.9 +12%      76.9 +46%    957.5 +10%

(1)  All percentage points are rounded to the nearest percent

(2) Reflects contract wins/losses, jackpot activity, contractual rate changes, foreign exchange changes, impact of acquisitions, and FY'04 53rd week



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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call
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FY'05 Guidance. . .
As of April 15, 2004

                                                                  FY'05(1)
--------------------------------------------------------------------------
Total Revenue Growth                                             20% - 21%
Service Revenue Growth                                            7% - 9%
Product Sales                                                $210M - $220M
Service Gross Profit Margins                                    41% - 43%
Product Sales Gross Profit Margins                               36% - 38%
Reported Earnings per Share(2)(3)                            $3.00 - $3.10
Net Cash Invested                                            $570M - $600M


(1)  Includes full year of PolCard and Interlott; 9 months of Spielo and LILHCo

(2)  Based on a diluted share estimate of 68M shares vs. 65.1M in FY'04

(3) Includes the net effect of sale of Harrington Raceway and retirement of private placement notes.



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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call
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Cash Flow. . .
FY'05

Cash from Operations:                       $380M - $410M

Maintenance Capital:                        $160M - $170M

Recurring Free Cash Flow:                   $220M - $240M

Investing for Growth:                       $410M - $430M

o    Committed to return $40M to shareholders

o Growth investments made through a combination of cash from operations and existing cash balances

Free cash flow represents reported cash from operations less reported net cash invested excluding the purchase of short-term investments



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Fiscal Year 2004 - Fourth Quarter Earnings Conference Call
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Q1 FY'05 Guidance. . .
As of April 15, 2004

                                                                        FY'05(1)
--------------------------------------------------------------------------------
Service Revenue Growth                                                 12% - 14%

Product Sales                                                        $30M - $35M

Service Gross Profit Margins                                           41% - 43%

Product Sales Gross Profit Margins                                     37% - 39%

Reported Earnings per Share(2)(3)                                  $0.72 - $0.77


(1)  Includes full year of PolCard and Interlott

(2) Based on a Diluted Share Estimate of 67.8M Shares, reflecting impact of convertible bond dilution

(3) Includes the net effect of sale of Harrington Raceway and retirement of private placement notes.